Exhibit 10.2

AMENDMENT OF LOCK-UP AND LEAK-OUT AGREEMENT

THIS AMENDMENT OF LOCK-UP AND LEAK-OUT AGREEMENT (this “Amendment”) is entered into and effective as of December 29, 2017 (the “Effective Date”) by and between Gopher Protocol Inc., a Nevada corporation with an address at 2500 Broadway, Suite F-125, Santa Monica, CA 90404 (the “Company”), and Stanley Hills, LLC, a Nevada limited liability company (the “Note Holder”) (each, a “Party”; and, collectively, the “Parties”).

W I T N E S S E T H:

WHEREAS, on January 22, 2015, the Company issued that certain 10% Convertible Note to the Note Holder in the amount of $75,273.43 (the “Note”); and

WHEREAS, on June 29, 2017, the Company and the Note Holder entered into that certain Lock-up and Leak-out Agreement (the “LULO”), whereby the Note Holder agreed, inter alia, not to convert the Note into Common Stock (the “Lock-Up”) and agreed to certain limitations in respect of sales of the Company’s Common Stock from and after the date on which conversions were no longer prohibited (the “Leak-Out”); and

WHEREAS, the Parties now wish to amend the LULO to permit conversion of the Note into shares of Common Stock and, thereby, eliminating the Lock-Up provisions of the LULO, but wish to keep the provisions of the Leak-Out and the other provisions of the LULO;

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound hereby, hereby agree as follows:

1.          Incorporation of Recitals. The above-referenced Recitals are specifically incorporated into this Amendment as an integral part hereof, are true and accurate in all respects and are intended to bind the Parties hereto. For the avoidance of doubt, Recitals are not merely a statement of intention but are intended to be operative provisions of this Amendment.

2.          Integrated Document. It is the intention of the parties hereto that this Amendment and the LULO, as so amended, shall be read as and considered to be an integrated document, setting forth the entire agreement of the Parties hereto with respect to its subject matter. There are no other terms, conditions, promises, understandings, statements or representations, express or implied, concerning this Agreement that are not included herein or in the LULO.

3.          Release of Transfer Restrictions; Transfer Agent Instructions. The Note Holder is hereby released from the provisions of paragraph 1 of the LULO, and any related provisions thereof in respect of the termination of the Lock-Up provisions thereof and, accordingly, may, but need not, convert some or all of the Note into shares of Common Stock or transfer, assign, mortgage, hypothecate, or otherwise encumber or permit or suffer any encumbrance of all or any part of the Note. The Company shall revoke any “stop-transfer” or other instructions that may have been issued to its transfer agent (the “Stop Transfer Instructions”) in connection with the LULO.

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4.          Representations and Warranties. Each Party hereto hereby represents and warrants to the other Party as follows:

(a)          Authorization. Such Party has the full right, power and authority to enter into this Amendment and to have entered into the LULO and to perform the terms and provisions hereof and thereof. The execution, delivery, and performance of this Amendment and of the LULO by such Party have been duly authorized by all necessary action on the part of such Party, and this Amendment and the LULO constitute the valid and binding obligation of such Party, enforceable against such Party in accordance with their respective terms.

(b)          No Conflicts. Neither the execution and delivery of this Amendment nor the previous execution and delivery of the LULO nor compliance with the terms and provisions hereof or thereof on the part of such Party shall breach any statutes or regulations of any governmental authority, domestic or foreign, or shall conflict with or result in a breach of such Party’s organizational document(s) (if applicable) or of any of the terms, conditions or provisions of any judgment, order, injunction, decree, agreement or instrument to which such Party is a party or by which it or its assets are or may be bound, or constitute a default thereunder or an event which with the giving of notice or passage of time or both would constitute a default thereunder, or require the consent of any person or entity.

(c)          Consents and Approvals. No consent, waiver, approval, order, permit, or authorization of, or declaration or filing with, or notification to, any person or entity is required on the part of such Party in connection with the execution and delivery of this Amendment or was required in connection with the execution and delivery of the LULO or the consummation of the transactions contemplated hereby or thereby.

5.          Miscellaneous.

(a)          Superseding Clause. This Amendment supersedes any and all other agreements, and/or resolutions dealing with the subject matter of the LULO insofar as this Amendment purports to amend paragraph 1 of the LULO, and any related provisions thereof in respect of the termination of the Lock-Up provisions thereof.

(b)          Notices. All notices or other communications required or permitted by this Agreement or by law to be served on or given to either Party to this Amendment by the other Party shall be in writing and shall be deemed duly served when personally delivered to the Party at an address agreed upon by both Parties.

(c)          Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California, without giving effect to the principles of conflict of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts or in the federal courts located in the County and City of Los Angeles, California. The Parties to this Amendment hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder or in respect of the LULO and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Parties executing this Amendment, the LULO, and other agreements referred to herein or therein or delivered in connection herewith or therewith agree to submit to the in personam jurisdiction of such courts and, to the maximum extent permitted by law, hereby irrevocably waive trial by jury. If either Party commences an action arising out of this Amendment or the LULO, the prevailing Party shall, in addition to any other damages and costs awarded, be entitled to reasonable legal fees incurred in connection with the prosecution or defense of such action.

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(d)          Headings. The headings preceding the text of the several sections of this Agreement are inserted for convenience and shall not affect the meaning, construction, scope or effect of this Amendment.

(e)          Assignment. This Amendment and the LULO and all the provisions hereof and thereof will be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

(f)          Severability. Whenever possible, each provision of this Amendment and the LULO will be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof or thereof is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such provision or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment or the LULO.

(g)          Amendment. Except as provided herein, the LULO has not been amended. In the event either party wishes to amend the LULO further, it may only be amended or waived in a writing executed by the both Parties.

(h)          No Waiver of Rights. No failure or delay on the part of any Party in exercising any right, power or privilege under this Amendment or under the LULO shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein and therein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law.

(i)          Complete Amendment. This Amendment contains the complete agreement between the Parties hereto to amend he LULO and supersedes any prior understandings, agreements or representations by or between the Parties, written or oral, that may have related to the subject matter hereof in any way.

(j)          Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same amendment and shall become effective when counterparts have been signed by each Party and delivered to the other Party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

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(k)          Advice of Counsel. EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING THIS AMENDMENT AND THE LULO, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS (AND HAD) READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS HEREOF AND THEREOF. NEITHER THIS AMENDMENT NOR THE LULO SHALL BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF OR THEREOF.

[ Remainder of Page Intentionally Left Blank; Signature Page to Follow ]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the Effective Date defined above.

company: Gopher Protocol, INC.

By:	/s/ Greg Bauer
Name: Greg Bauer
Title: Chief Executive Officer

NOTE HOLDER: STANLEY HILLS, LLC

By:	/s/ Yossi Attia
Name: Yossi Attia
Title: Manager

[ Signature Page to Amendment of LULO ]

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